                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                 Medwave, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement No.:

--------------------------------------------------------------------------------

     (3) Filing party:

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
                                  MEDWAVE, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS






     The Annual Meeting of Shareholders of Medwave, Inc., will be held on January 17, 2001, at 3:00 p.m. (Central Standard time), at the Minneapolis offices of Fredrikson & Byron in Pipestone Conference Room on the 13th Floor of International Centre, 900 Second Avenue South, Minneapolis, Minnesota, for the following purposes:

         1.   To set the number of directors at five (5).

         2.   To elect directors for the ensuing year.

         3. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

     Only shareholders of record at the close of business on December 8, 2000 are entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your vote is important. We ask that you complete, sign, date, and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                                     BY ORDER OF THE BOARD OF DIRECTORS





                                     Timothy J. O'Malley
                                     President and Chief Executive Officer




Arden Hills, Minnesota
December 11, 2000

                                  Medwave, Inc.

                         Annual Meeting of Shareholders
                                January 17, 2001

                                 PROXY STATEMENT


                                  INTRODUCTION

     Your proxy is solicited by the Board of Directors of Medwave, Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on January 17, 2001, at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

     The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

     Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the principal executive office of the Company is 4382 Round Lake Road West, Arden Hills, Minnesota 55112-3923. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to shareholders on or about December 13, 2000.


                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed December 8, 2000, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on December 8, 2000, 5,499,596 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

                             PRINCIPAL SHAREHOLDERS

     The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of December 8, 2000. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.



                                       Number of Shares        Percent of
Name and Address                       Beneficially            Ownership
                                       Owned(1)
--------------------------------------------------------------------------------


John R. Albers                              451,869                 8.2%
3825 Gillon Avenue
Dallas, TX  75205

G. Kent Archibald                           616,743(2)             10.4%
4382 Round Lake Road West
Arden Hills, MN   55112

Aaron Boxer, Revocable Trust                504,539                 9.2%
Aaron Boxer, Trustee
5500 Wayzata Boulevard
8th Floor - Suite 800
Minneapolis, MN   55416

William D. Corneliuson                      395,100(3)              7.2%
777 East Wisconsin Avenue
Suite 3020
Milwaukee, WI   53202

David B. Johnson                            514,400(4)              9.2%
5500 Wayzata Boulevard
8th Floor - Suite 800
Minneapolis, MN   55416



(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of December 8, 2000, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2) Includes options to purchase 442,500 shares of Common Stock which are currently exercisable as of December 8, 2000, or will become exercisable within 60 days of such date.

(3) Includes option to purchase 7,500 shares of Common Stock which is exercisable as of December 8, 2000, or will become exercisable within 60 days of such date.

(4) Includes 237,603 shares held by Mr. Johnson's spouse and minor children, and 75,000 shares owned by a foundation over which he may be deemed to share voting and disposition power, and includes warrants to purchase 70,000 shares of Common Stock which are exercisable as of December 8, 2000, or will become exercisable within 60 days of such date.

                            MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of Common Stock beneficially owned as of December 8, 2000, by the executive officers of the Company named in the Summary Compensation Table, by each director and nominee for director of the Company and by all directors and current executive officers as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.


 Name and Address of Beneficial Owner     Number of Shares Beneficially     Percent of Ownership
         or Identity of Group                         Owned(1)
------------------------------------------------------------------------------------------------



G. Kent Archibald                                    616,743(2)                      10.4%
   4382 Round Lake Road West
   Arden Hills, MN   55112
William D. Corneliuson                               395,100(3)                       7.2%
   777 East Wisconsin Avenue
   Suite 3020
   Milwaukee, WI  53202
Norman Dann                                           40,000(4)                         *
   4382 Round Lake Road West
   Arden Hills, MN   55112
Keith A. Libbey                                       14,200(3)                         *
   900 Second Avenue South
   1100 International Centre
   Minneapolis, MN  55402
Timothy J. O'Malley                                   56,250(4)                       1.0%
   4382 Round Lake Road West
   Arden Hills, MN  55112
All current executive officers and                 1,182,293(5)                      19.4%
directors as a group (6 persons)


*    Less than 1%

(1)  See footnote (1) to preceding table.

(2)  See footnote (2) to preceding table.

(3) Includes option to purchase 7,500 shares of Common Stock which is exercisable as of December 8, 2000, or will become exercisable within 60 days of such date.

(4) Such shares are not outstanding but may be purchased upon exercise of options which are exercisable as of December 8, 2000, or will become exercisable within 60 days of such date.

(5) Includes 608,750 shares, which may be purchased upon exercise of options which are exercisable as of December 8, 2000, or will become exercisable within 60 days of such date.

                              ELECTION OF DIRECTORS
                              (PROPOSAL #1 AND #2)

GENERAL INFORMATION

     The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the Board of Directors or by the shareholders. Accordingly, the Board of Directors recommends that the number of directors be set at five and that five directors be elected at the Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at five, as well as the election of each nominee, requires the affirmative vote of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, but not less than the affirmative vote of 1,374,900 shares.

     In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

     The names and ages of all the director nominees and the positions held by each with the Company are as follows:


                          Name                               Age                   Position
-----------------------------------------                  -------    --------------------------------
G. Kent Archibald                                             60      Chairman, and Director
William D. Corneliuson(1),(2)                                 57      Director
Norman Dann (1),(2)                                           73      Director
Keith A. Libbey (1),(2)                                       63      Director
Timothy J. O'Malley                                           39      President, Chief Executive Officer and
                                                                      Director


-----------------------------------------
(1)  Member of the Compensation Committee
(2)  Member of the Audit Committee

         G. KENT ARCHIBALD is the Chairman and a director of the Company. He has served in these positions since October 1991. In addition, Mr. Archibald served as President and Chief Executive Officer from 1991 to 1999. From 1988 to 1991, Mr. Archibald was a private consultant and investor. From 1978 to 1984, Mr. Archibald was founder, President and Director of AVI, Inc., a medical device company acquired by 3M Company's Medical Products Division in 1984. After this acquisition, Mr. Archibald served until 1988 as a general manager and engineering director for 3M. Prior to his involvement with AVI, Inc., Mr. Archibald held engineering positions at 3M, Control Data Corporation, and The Boeing Company, Inc. Mr. Archibald holds a B.S. degree in electrical engineering and is a professional engineer in the State of Minnesota. He serves as a director of RayMedica, Inc., a privately held company that is developing a prosthetic disc nucleus.

         WILLIAM D. CORNELIUSON, has been a director of the Company since May 1999. Mr. Corneliuson is President of B.C. Holdings, Inc., a registered investment advisor. Mr. Corneliuson has been with B.C. Holdings, Inc., since 1993. Previously, Mr. Corneliuson was President, Co-Founder, and Vice Chairman of the Board of Strong/Corneliuson Capital Management, Inc., from 1976 to 1993.

         NORMAN DANN, a director of the Company since August 1995, has extensive experience in the medical device industry. Since 1992, Mr. Dann has been a business consultant concentrating in the areas of venture capital, strategic planning, marketing, and product development. Mr. Dann also currently serves as a director of Minntech Corporation and several private companies. From 1980 to 1992, Mr. Dann served as an executive officer of and consultant to Pathfinder Ventures, Inc., a venture capital firm ("Pathfinder"), and served as a general partner of three of Pathfinder's funds and partnerships. From 1971 to 1977, Mr. Dann served as Vice President of Sales and Marketing and Senior Vice President of Development with Medtronic, Inc., a leading manufacturer of cardiac pacemakers and other medical products. In 1960, Mr. Dann founded The Dann Company, an independent representative and service organization for medical products, which was acquired by Medtronic, Inc. in 1971. Mr. Dann holds a B.S. degree in industrial engineering from Pennsylvania State University.

         KEITH A. LIBBEY, has been a director of the Company since July 1999. Mr. Libbey is Chairman Emeritus of the Board of Directors of Fredrikson & Byron, P.A., a law firm in Minneapolis, Minnesota. Mr. Libbey has been with Fredrikson & Byron, P.A. since 1969.

         TIMOTHY J. O'MALLEY, is President and Chief Executive Officer and a director of the Company. He has served in these positions since October 1999. From 1984 until 1999, Mr. O'Malley was an employee of Siemens Medical Systems, Inc. Throughout his employment he served in a variety of technical, sales, marketing and general management roles. At the time of his departure from Siemens, Mr. O'Malley was Vice President/Division Manager of Siemens Medical Systems, Electromedical Division for North America. Prior to joining Siemens, Mr. O'Malley worked as a biomedical engineer at a small privately held company in the Chicago area, selling and supporting medical equipment service and maintenance agreements. Mr. O'Malley received his Associates of Applied Science degree in 1983 from Oakton College in Desplaines, Illinois and attended DePaul University of Chicago from 1986 until 1991, with an emphasis in Business Management and Marketing.

COMMITTEE AND BOARD MEETINGS

     The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee is responsible for reviewing the Company's internal control procedures and the quarterly and annual financial statements of the Company, and reviewing with the Company's independent public accountants the results of the annual audit. The Audit Committee held one formal meeting during fiscal 2000. The Compensation Committee administers the Company's Stock Option Plan and recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company. The Compensation Committee held one formal meeting during fiscal 2000. Members of both of such Committees also meet informally from time to time throughout the year on Committee matters.

     The directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board action by unanimous written consent of all directors, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 2000, the Board of Directors held sixteen formal meetings. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

         AUDIT COMMITTEE CHARTER AND REPORT CONCERNING FINANCING MATTERS

AUDIT COMMITTEE CHARTER

         The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

MEMBERSHIP

         The Audit Committee consists of three members, all of whom are "independent" under the Nasdaq listing standards as currently in effect. The Company believes Committee members do not have any relationship to the Company that may interfere with the exercise of independent judgment in carrying out the responsibilities of a director. None of the Committee members is a current officer or employee of the Company or its affiliates.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee, in its oversight role over (1) the Company's financial accounting and reporting process, (2) the Company's system of internal controls established by management and (3) the external audit processes, has met with management and the independent auditors of the Company. Discussions about the Company's audited financial statements included the independent auditor's judgments about the quality, not just the acceptability, of the Company's accounting principles and underlying estimates used in the Company's financial statements, as well as other matters, as required by Statement on Auditing Standards No. 61, Communication with Audit Committees ("SAS 61"), as amended by SAS No. 90, Audit Committee Communications ("SAS 90"), and by the Audit Committee Charter. In conjunction with the specific activities performed by the Committee in its oversight role, it issued the following report as of July 6, 2000:

         The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended April 30, 2000 with management of the Company.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2000 for filing with the Securities and Exchange Commission (the "SEC").


         In conjunction with the specific activities performed by the Committee in its oversight rule, it issued the following report as of November 27, 2000:

1. The Audit Committee has commenced discussions with the independent auditors regarding the matters required to be discussed by SAS 61 and SAS 90.

2. The Audit Committee expects to receive by January 31, 2001 from the independent accountants, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, (i) a written disclosure indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditor's professional judgment, reasonably may be thought to bear on the auditor's independence, and (ii) a letter from the independent auditor confirming that, in its professional judgment, it is independent of the Company; and the Audit Committee has discussed with the auditor the auditor's independence from the Company.

                         Members of the Audit Committee:
                             William D. Corneliuson
                                   Norman Dann
                                 Keith A. Libbey


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation earned or awarded to G. Kent Archibald, the Chairman and formerly President and Chief Executive Officer of the Company, and Timothy J. O'Malley, the President and Chief Executive Officer, during the Company's last three fiscal years ended April 30, 2000, 1999, and 1998. No other executive officer of the Company received total salary and bonus compensation in excess of $100,000 for fiscal 2000.



                                                                                   Long-Term
                                                  Annual Compensation             Compensation
                                                                                   Securities
                                                                                   Underlying
                                                                                 Options (# of         All Other
      Name and Principal Position          Year          Salary      Bonus          shares)(1)        Compensation
----------------------------------------------------------------------------------------------------------------------

G. Kent Archibald,                         2000         $ 82,922      ---           30,000(2)           $4,500(3)
Chairman and former President and Chief    1999          150,000      ---             ---                4,500(3)
Executive Officer                          1998          150,000      ---             ---                4,500(3)

----------------------------------------------------------------------------------------------------------------------

Timothy J. O'Malley,                       2000          $96,808      ---           225,000               ---
President and Chief Executive Officer      1999            ---        ---             ---                 ---
                                           1998            ---        ---             ---                 ---

----------------------------------------------------------------------------------------------------------------------

(1) Number of shares of Common Stock subject to options that were granted during the fiscal year.

(2) Reflects option for services as a director described under "Compensation of Directors".

(3) Reflects the Company's contribution to executive's individual retirement account under the Company's Simplified Employee Pension Plan.

COMPENSATION OF DIRECTORS

         Directors are not currently paid fees for attending meetings. Under the Company's Stock Option Plan, each non-employee director receives an option to purchase 30,000 shares of Common Stock upon his initial election to the Board. Pursuant to such provision, in January 2000 Mr. Archibald received a non-qualified option to purchase 30,000 shares of Common Stock at an exercise price of $6.75 per share, in August 1995 Mr. Dann received a non-qualified option of purchase 30,000 shares of Common Stock at an exercise price of $3.00 per share, in May 1999 Mr. Corneliuson received a non-qualified option to purchase 30,000 shares of Common Stock at an exercise price of $8.94, and in July 1999 Mr. Libbey received a non-qualified option to purchase 30,000 shares of Common Stock at an exercise price of $7.50. Each such option is for a term of ten years and vests over a four-year period. In addition, after three years of service each non-employee director receives a ten-year non-qualified option for 10,000 shares, vesting after one year, each year he or she continues to serve as a director. Mr. Dann received an option for 10,000 shares in November 1998 at an exercise price of $13.50 and an option for 10,000 shares in November 1999 at an exercise price of $6.75.


EMPLOYMENT AGREEMENTS

         The company has non-compete and confidentiality agreements with its employees. In addition, the company has a letter agreement of employment with Mr. O'Malley. The letter agreement outlines the terms of Mr. O'Malley's stock options and compensation plan. The letter agreement does not provide for any severance benefits. The company does not have key man life insurance on Mr. O'Malley. The company does not have an employment agreement with, or key man life insurance on, any other individual.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth information regarding options to purchase Medwave Common Stock granted pursuant to the Medwave Stock Incentive Plan during Medwave's 2000 fiscal year to the persons named in the Summary Compensation Table. No SARs were granted.


                                                      Individual Grants
                             --------------------------------------------------------------------------------------------------
                                                  Percent of                                    Potential Realizable Value
                                Number of           Total                                       at Assumed Annual Rates of
                                Securities       Option/SARs     Exercise                        Stock Price Appreciation
                                Underlying        Granted to     or Base                              for Option Term
                               Options/SARs      Employees in    Price        Expiration Date   ---------------------------
           Name                Granted (#)       Fiscal Year       ($/Sh)                        5% ($)        10%($)
----------------------------------------------------------------------------------------------------------------------------

Timothy J. O'Malley               225,000(1)         49.5%         $6.75          10/04/09      $1,092,751   $2,639,343
G. Kent Archibald                  30,000(2)          6.6%         $6.75          01/12/10        $145,676     $351,912


    (1)  Exercisable annually as to 56,250 shares commencing October 4, 2000.
    (2)  Exercisable annually as to 7,500 shares commencing January 12, 2001

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended April 30, 2000 by each Named Executive Officer and the aggregated fiscal year-end value of the unexercised options of such Named Executive Officer.



                                                             Number of Unexercised         Value of Unexercised In-the-Money
                                                        Securities Underlying Options at    Options at Fiscal Year- End ($)(1)
                                                              Fiscal Year-End (#)
                                                       ----------------------------------- -----------------------------------
                               Shares
                              Acquired
                                 on          Value
                              Exercise     Realized
           Name                  (#)          ($)       Exercisable      Unexercisable      Exercisable      Unexercisable
------------------------------------------------------------------------------------------------------------------------------

G. Kent Archibald               - 0 -       $ - 0 -       435,000             30,000         $2,338,750         $ 7,500
Timothy J. O'Malley              -0-           -0-          -----            225,000            -----            56,250



(1) Based on the difference between the closing price of the Company's Common Stock at fiscal year-end and the option exercise price.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY   The Compensation Committee is currently composed of
three of the Company's outside directors. The Compensation Committee's responsibilities are to:

     - Review and recommend compensation policies and compensation levels for the Company's executive officers to the Board;

     - Review and recommend plans to provide management continuity to the Board; and

     - Administer the Company's stock-based compensation plan. The Compensation Committee determines who will participate in the Company's stock-based compensation plans and the extent and terms of such participation.

The Compensation Committee's objectives in recommending executive compensation policies and compensation levels for the Company's executive officers are: (i) to attract and retain qualified executive officers; (ii) to align the interest of those executive officers with those of the Company's shareholders; and (iii) to encourage the development of a cohesive management team. The Compensation Committee believes that base salaries need to be competitive to attract and retain qualified executive officers and that the executive officers need to be provided with stock ownership opportunities to align their interests with those of the Company's shareholders.

EXECUTIVE COMPENSATION PROGRAM COMPONENTS

         The Company's executive compensation program focuses on Company and individual performance as determined by the Compensation Committee. The Compensation Committee places primary emphasis on Company performance rather than individual performance in order to inspire the Company's executives to work as a team to accomplish Company objectives. Components of the Company's executive officer compensation program include base salary, bonus compensation, and stock option grants, as well as various benefits which are presently available to all employees of the Company. Each component of the executive officer compensation program is discussed in greater detail below.

Base Salary The Compensation Committee's recommendations regarding the base salary of each of the Company's executive officers are based on a number of factors, including the executive officer's experience and past performance, the level of skill and responsibility required by the executive's position and his or her qualifications for the position. The Compensation Committee also considers competitive salary information pertaining specifically to the medical device industry as well as to companies of similar size in other industries. In general, the Compensation Committee seeks to set executive officer base salary at competitive levels in relation to the companies with which the Company competes for executives. Base salaries are determined prior to the beginning of each fiscal year following a review of the above factors by the Compensation Committee and may also be adjusted based on Company performance and the executive officer's impact thereon, cost of living, promotion, or merit factors.

The base salary compensation component for each executive officer, other than Mr. O'Malley, was determined by Mr. O'Malley and reviewed and approved by the Compensation Committee based on the factors discussed above.

Bonus Compensation The Compensation Committee has set up a Bonus Compensation plan for Mr. O'Malley and for other Executive Officers and Managers of the Company. The Bonus Compensation plan currently is established through April 30, 2001, and is designed to align the employee's short-term and mid-term goals with the Company's short-term and mid-term goals. The Bonus Compensation plan establishes performance goals, regarding revenue, gross margin, and net income results for Mr.O'Malley. Mr. O'Malley and managers can earn a bonus of up to 30% of base salary. For other executives and managers, performance objectives are determined by Mr. O'Malley for each individual and then they are reviewed by the Compensation Committee, and these generally have included performance goals regarding gross revenue, gross margin, net income, expense levels, FDA approvals, inventory levels, and product development time tables.

Stock Option Program By granting options to purchase Common Stock to the executive officers of the Company, the Compensation Committee seeks to align the long-term interests of the Company's executive officers with those of its shareholders by creating a strong and direct nexus between executive compensation and shareholder return and to enable executives to develop and maintain a significant ownership position in the Company.

The Company's Amended and Restated Stock Option Plan (Stock Option Plan) authorizes the Compensation Committee to issue executive officers incentive stock options having an exercise price not less than the fair market value of the Common Stock on the date of grant (or, for an incentive option granted to a person holding more than 10% of the Company's voting stock, at not less than 110% of fair market value), and non-statutory options having an exercise price not less than 85% of the fair market value of the Common Stock on the date of grant. Options granted under the Stock Option Plan have a term fixed by the Compensation Committee at the time of grant, which term may not exceed 10 years. All other terms of options granted under the Stock Option Plan may be determined by the Compensation Committee and different restrictions may be established with respect to different recipients of stock options.

The Compensation Committee determines the number of options and the terms and conditions of such options based on certain factors, including the past performance of the executive officer, the executive officer's potential impact on the achievement of the Company's objectives, past grants or awards of stock-based compensation and on comparative compensation data regarding option grants by companies within the medical device industry as well as within a broader group of companies of comparable size and complexity. Additionally, options may be granted to an executive officer as an incentive at the time the executive officer joins the Company.

In fiscal 2000, Mr. O'Malley received an award of 225,000 stock options concurrent with assuming the positions of President and Chief Executive Officer of the Company.

Benefits The Company provides medical insurance benefits as well as a SEP retirement plan to the executive officers. The same benefits are available to all Company employees. The amount of these benefits, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of each executive officer's annual salary for fiscal 2000.

SECTION 162(M) Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of a publicly held corporation to $1,000,000. In fiscal 1999, the Company did not pay "compensation" within the meaning of Section 162(m) to such executive officers in excess of $1,000,000 and does not believe it will do so in the near future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under
Section 162(m), but will formulate such a policy if compensation levels ever approach $1 million.
                      Members of the Compensation Committee
                             William D. Corneliuson
                                   Norman Dann
                                 Keith A. Libbey

PERFORMANCE GRAPH

     In accordance with the rules of the Securities and Exchange Commission, the following performance graph compares the performance of the Company's Common Stock on the Nasdaq Small Cap Market to an index for the Nasdaq Stock Market (U.S. Companies) prepared by the Center for Research in Securities Prices and to Nasdaq stocks for companies with an SIC code of 3840-3849, which is for Surgical, Medical, and Dental Instruments and Supplies. The graph compares the cumulative total stockholder return as of the end of each of the Company's fiscal years on $100 invested since the Company went public on November, 1995 and assumes reinvestment of all dividends.




--------------------------------------------------------------------------------------------------------------------------------
                                                       LEGEND
Symbol          CRSP Total Returns Index for:                      11/1995    04/1996    04/1997   04/1998   04/1999    04/2000
------          -----------------------------                      -------    -------    -------   -------   -------    -------

__________ |_|  Medwave, Inc.                                      100.0       156.1     190.2      200.0     175.6     136.6

__ __ __ __ *   Nasdaq Stock Market (US Companies)                 100.0       112.8     118.8      177.6     248.6     369.0

----------- /\  NASDAQ Stocks (STC (8840 - 3849 US Companies)      100.0       108.9      89.3      123.6     144.6     161.2
                Surgical, Medical, and Dental Instruments and
                Supplies

NOTES:
    A. The lines represent monthly Index levels derived from compounded daily returns that include all dividends.
    B. The indexes are reweighted daily using the market capitalization on the previous trading day.
    C. If the monthly interval, based on the fiscal year -- end, is not a trading day, the preceding trading day is used.
    D. The index level for all regions was net to $100.0 on 11/10/1995.

-------------------------------------------------------------------------------------------------------------------------------

                          INDEPENDENT PUBLIC ACCOUNTANT

     Ernst & Young, LLP acted as the Company's independent public accountant for fiscal 2000. Representatives from Ernst & Young LLP are expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 was required for such persons, the Company believes that during the fiscal year ending April 30, 2000 all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with, except that Norman Dann was late filing a form relating to an option grant.


                                 OTHER BUSINESS

     Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

  The Company anticipates that the next annual meeting of shareholders will be held within six months after the close of the current fiscal year. Accordingly, any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the next annual meeting of shareholders must be received by the Company by April 30, 2001, to be considered for inclusion in the Company's proxy statement and related proxy for the next annual meeting.

  Also, if a shareholder proposal intended to be presented at the next annual meeting but not included in the Company's proxy statement and proxy is received by the Company after July 16, 2001, then management named in the Company's proxy form for the next annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy material.

                                    FORM 10-K

     A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED APRIL 30, 2000 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. NO PORTION OF SUCH REPORT IS INCORPORATED HEREIN OR IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). ANY SUCH REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF MEDWAVE COMMON STOCK ON DECEMBER 8, 2000, THE RECORD DATE FOR THE 2001 ANNUAL MEETING AND SHOULD BE DIRECTED TO MR. MARK T. BAKKO, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.



                                           BOARD OF THE BOARD OF DIRECTORS



  Dated: December 11, 2000                 Timothy J. O'Malley
         Arden Hills, Minnesota            President and Chief Executive Officer

                                   APPENDIX A

                           AUDIT COMMITTEE CHARTER OF
                                  MEDWAVE, INC.

Committee Purpose

         The Board of Directors ("Board") is the ultimate corporate governance body of Medwave, Inc. ("Company"). As such, the Board is charged with overseeing all material aspects of the Company's operations. To assist the Board in performing its oversight role, and to help the Board meet its fiduciary duties to the shareholders of the Company, the Board has created an audit committee ("Committee"). For its part, the Committee is charged with the active and regular performance of the Board's supervision of the Company's internal control systems, its external and internal audit process, and its external and internal financial reporting process. This audit committee charter is intended to set forth the roles, responsibilities, authority, and procedures of the Committee.

         The Committee's main role includes a particular focus on the qualitative aspects of financial reporting. Accordingly, one of the Committee's main responsibilities will be to coordinate and control the Company's internal control procedures, as well as its procedures for periodically reviewing and assessing the effectiveness of its internal control procedures. Such internal control procedures include, but are not limited to, those designed to identify, manage, monitor, and ultimately account for and report on the business transactions and risks arising from the Company's operating and non-operating activities. The Committee's role will culminate with the annual preparation of the Company's audited financial statements, which the Committee will recommend to the Board as provided herein.

Committee Membership

         The Committee shall consist of at least three (3) and no more than four
(4) independent directors. "Independent director" means a person other than an individual having a relationship which, in the opinion of the Company's Board, would interfere with the exercise of independent, disinterested judgment in carrying out the responsibilities of a Committee member. Though not all-inclusive, the following categories of people shall not be considered independent for audit committee purposes:

         (1) a director who is or was employed by the Company or any of its affiliates for the current or any of the past three years;

         (2) a director who is an immediate family member(1) of any management-level employee of the Company;

         (3) a director who personally accepted any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         (4) a director who is a partner, controlling shareholder, or an executive officer of any for-profit business organization to which the Company made, or from which the company.


--------
(1) As used in this charter, the phrase "immediate family member" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in the director's home.

                  received, payments (other than those arising solely from investments in the securities of the Company or organization) that exceed 5% of the Company's or organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

         (5) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         Committee members shall have (1) knowledge of the primary industries in which the Company operates; (2) the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, statement of cashflow, and key performance indicators; and (3) the ability to understand key business and financial risks and related controls and control processes. One member, preferably the chairperson, must be literate in business and financial reporting and control and have past employment experience in finance or accounting or other comparable experience or background.

Structure

         The Committee members shall be appointed by the Board, in accordance with the preceding independence requirements. Each appointment shall be for an indefinite term, but the Board may remove Committee members at any time by Board action. If a Committee member is removed or resigns from the Committee, he or she shall serve until a successor is appointed.

         The Committee shall elect a chairperson annually. The chairperson shall create the agenda for Committee meetings and otherwise preside over Committee meetings. It is expected that the chairperson will ask for management and key Committee advisors (e.g., director/manager of Company internal audit, Company legal counsel, and Company external auditors) to participate in Committee meetings as appropriate.

Meetings

         The Committee shall meet at least four times annually (ideally, once within 45 days from the end of each fiscal quarter). Additional meetings shall be scheduled as considered necessary by the Committee chairperson. Minutes of all meetings shall be recorded and maintained by the Committee.

Reporting to the Board

         The Committee chairperson shall formally report (whether as required pursuant to specific requirements herein or otherwise) to the Board at least semi-annually. In addition, summaries of Committee minutes for all Committee meetings held between each Board meeting, separately identifying all unusually significant items, shall be made available to the Board at least one week prior to the Board meeting to be held subsequent to such Committee meetings.

Quorum

         A majority of the appointed Committee members shall constitute a quorum and shall be able to conduct the Committee's business.

Committee Expectations and Information Needs

         The Committee shall communicate Committee expectations regarding the nature, timing, and extent of Committee information needs to management, internal audit, and external parties including external auditors. At a minimum, summary written materials, including quarterly financial statements with variance analyses (i.e., comparisons to both budget and prior period actual results) and key performance trends and indicators shall be received from management and internal/external auditors at least one week prior to scheduled meetings. Meeting conduct will assume Board members have reviewed written materials in sufficient depth to participate in Committee and/or Board dialogue.

Duties and Responsibilities

         In accordance with the Committee's purpose, it shall have the following duties and responsibilities:

         Audit & Review Function

         - The Committee shall select, or nominate for selection by the Board and/or shareholders, the Company's external auditors.

         - The Committee shall annually ensure receipt of a formal written statement from the external auditors consistent with Independence Standards Board Standard 1. Additionally, the Committee shall discuss with the external auditor any relationships or services that may affect the external auditor's objectivity or independence. If the Committee is not satisfied with the external auditor's assurances of independence, it shall take or recommend to the Board appropriate action to ensure the independence of the external auditor.

         - The Committee shall make clear to management and the external auditor's that the external auditors must consider the Committee to be its client and not management. Towards this end, the Committee shall meet annually with the external auditors, without management or others present, in order to assess the performance and ethical disposition (i.e., the "tone-at-the-top") of the financial and accounting management and the effectiveness and independence of the internal auditors.

         - The Committee shall annually review, with or without management consultation, the performance (effectiveness, objectivity, and independence) of the external auditors.

         - The Committee shall annually consider the scope of the annual audit, staffing of the annual audit, and accounting fees for the annual audit to ensure that the economics support the scope and staffing of the annual audit.

         - The Committee shall review with the CFO or principal internal auditor and external auditor the annual audit plans and quarterly review plans of each, including the degree of coordination and cooperation concerning the respective plans.

         - The Committee shall inquire as to, and be satisfied with, the extent to which the planned audit scope can be relied upon to detect fraud or weaknesses in internal controls.

         Risk Management Function

         - The Committee shall ensure that the director/manager of internal audit periodically reports (as deemed necessary) directly to the Committee. The Committee shall meet with the internal auditor director/manager and other key internal audit staff members at least annually, without management or others present, to discuss the adequacy of resources for the internal audit function and the level of cooperation that internal audit receives from Company management.

         - The Committee shall inquire of management, internal auditors, and external auditors about the adequacy of the Company's internal control procedures as a complete system, as well as the discovery of any individually material gaps and/or failures in the Company's internal control procedures.

         - The Committee shall meet periodically with those members of management responsible for Company risk assessment and risk management to understand and evaluate the Company's risk assessment and risk management efforts.

         - The Committee shall instruct the internal and external auditors, Chief Executive Officer, and Chief Financial Officer that the Committee expects to be advised if there are areas of Company operation that, consistent with the Committee's purpose, require its special attention.

                Financial Reporting Function

         - The Committee shall obtain from management explanations for all significant budget-to-actual variances in the financial statements between relevant periods (e.g., year-to-year and quarter-to-quarter), as well as trends and significant changes in actual results between relevant periods.

         - The Committee shall inquire about the existence and substance of any significant accounting accruals, reserves, contingencies, and estimates made by management that have a material impact on the financial statements and of the external auditor's opinions regarding the quality (i.e., adequacy, including over-adequacy) of all such items.

         - The Committee shall inquire as to the external auditor's views about whether management's choices of accounting principles (and their application of those accounting principles) are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles and practices are common or are minority practices.

         - The Committee shall inquire as to any material changes in the selection and/or application of accounting principles from the prior period and of the effect of such changes in the Company's financial statements (e.g., on earnings per share).

         - The Committee shall inquire of management and the external auditors to ascertain whether there were any significant financial reporting issues that arose during the accounting period and if so how they were resolved.

         - The Committee shall review the letter of management representations given to the external auditors and inquire whether they encountered any difficulties in obtaining the letter or any specific representations therein.

         - The Committee shall discuss with management and the external auditors the substance of any significant issues raised by in-house and outside legal counsel concerning litigation, contingencies, claims, or assessments and understand how such matters are reflected in the Company's financial statements.

         - The Committee shall review with management the MD&A section of the annual report and ask the extent to which the external auditors reviewed the MD&A section and inquire of the external auditors to ascertain whether the other sections of the annual report to stockholders are consistent with the information reflected in the financial statements.

         - The Committee shall inquire of the external auditors to determine whether footnote disclosures adequately clarify and expand on the financial statements.

         - The Committee shall, jointly with the Board, consider whether the external auditors should meet with the Board to discuss any matters relative to the financial statements and to answer any questions that other directors may have.

         - The Committee shall prepare an annual Audit Committee Report to be presented to the Board. The Audit Committee Report shall include, at a minimum, the following representations:

                  (1) that the Committee has reviewed and discussed the audited financial statements with management;

                  (2) that the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

                  (3) that the Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence;

                  (4) that, based on the review and discussions referred to in paragraphs (1) through (3) of this item, the Committee recommends (or declines to recommend) to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission; and

                  (5) that the individual Committee members, and the Committee in the aggregate, complies with the Committee Membership requirements set forth in this charter.

           The Audit Committee Report may include other information that the Committee deems appropriate. The Committee will prepare the Audit Committee Report with the understanding that its representations will in used by the Board and the Company to comply with Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A as those regulations affect the Company.

         General

         - The Committee shall assess and report to the Board on its compliance with this charter on an annual basis. This information may be included in the Audit Committee Report referred to above. The Board shall consider the Committee's report to the Board pursuant to this requirement (and the Audit Committee Report if prepared separately) to determine if changes to the Committee membership (e.g., composition and member number) are appropriate.

         - The Committee shall recommend to the Board any necessary changes to this charter on an annual basis.

         - The Committee shall conduct an appropriate review of all proposed related party transactions that are individually in excess of $50,000.00 in order to ensure that such transactions are on terms that are materially similar to those that could be obtained in arms-length transactions with independent third parties or are otherwise fair to and in the best interests of the Company. Documentation of each such review and the Committee's recommendation to the Board regarding whether the Board should approve or disapprove of the relevant related party transaction shall be maintained by the Committee.

Authority

The Committee has authority to:

         - Conduct such studies, analyses, and evaluations necessary to perform the duties and fulfill the responsibilities assigned to it by the Board.

         - Have full and independent access to Company personnel, after first notifying the Chief Executive Officer or the Chief Financial Officer of the intention to interview personnel (excluding the director/manager of internal audit who may be consulted without notice).

         - Have full and independent access to Company financial and other information.

         - Seek and employ such outside consulting assistance as it determines necessary to fulfill its responsibilities. To the extent the Committee determines to expend in excess of $50,000 during any fiscal year on such consulting assistance, it shall seek approval from the Board of such excess expenditures.

         - Take or cause to be taken all necessary action in order to implement and carry out its responsibilities pursuant to this charter.

                          \/   Please detach here   \/
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                                  MEDWAVE, INC.
                     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints TIMOTHY J. O'MALLEY and MARK T. BAKKO, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated on the reverse side, all the shares of Common Stock of Medwave, Inc. registered in the name of the undersigned, at the Annual Meeting of the Shareholders to be held on Wednesday, January 17, 2001 at 3:00 p.m., Central Standard Time, at the Minneapolis Offices of Fredrikson & Byron in the Pipestone Conference Room on the 13th Floor of International Centre, 900 Second Avenue South, Minneapolis, Minnesota, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.









--------------------------------------------------------------------------------

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

                                                   \/    Please detach here     \/
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----                                                                                                                         ----
|  The Board of Directors recommends that you vote "FOR" the following proposals:                                               |
|                                                                                                                               |
   1. SET NUMBER OF DIRECTORS AT FIVE:                                         [ ] For       [ ] Against     [ ] Abstain

   2. ELECT DIRECTORS: 01 G. Kent Archibald         04 Keith A. Libbey         [ ] FOR all nominees (except  [ ] WITHHOLD AUTHORITY
                       02 William D. Corneliuson    05 Timothy J. O'Malley         as marked to the contrary)    to vote for all
                       03 Norman Dann                                                                            nominees listed at
                                                                                                                 left

   (Instructions: To withhold authority to vote for any indicated nominee,        -------------------------------------------
   write that nominee's number in the box provided to the right.)                 |                                         |
   3. OTHER MATTERS. In their discretion, the appointed proxies are authorize     |                                         |
      to vote upon such other business as may properly come before the Meeting or -------------------------------------------
      any adjournment.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.



      Address Change? Mark Box  [ ]                                                      Date
      Indicate changes below:                                                                ----------------------------

                                                                                   -------------------------------------------
                                                                                   |                                         |
                                                                                   |                                         |
                                                                                   -------------------------------------------
                                                                                   Signature(s) in Box

                                                                                   PLEASE DATE AND SIGN ABOVE exactly as name
                                                                                   appears at the left, indicating, where
                                                                                   representative appropriate, official position
                                                                                   or capacity. If stock is held in joint tenancy,
                                                                                   each joint owner should sign.

|                                                                                                                               |
|                                                                                                                               |
----                                                                                                                         ----


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